March 3, 2010

                            TOUCHSTONE TAX-FREE TRUST

                  TOUCHSTONE FLORIDA TAX-FREE MONEY MARKET FUND

                 SUPPLEMENT TO PROSPECTUS DATED NOVEMBER 1, 2009

On February 18, 2010, the Board of Trustees (the "Trustees") of the Touchstone Tax-Free Trust unanimously voted to close and liquidate the Touchstone Florida Tax-Free Money Market Fund (the "Fund"). This decision was made after careful consideration of the Fund's asset size, prospects for future growth and the state-specific investment strategy of the Fund that no longer provides a distinct tax benefit to shareholders who reside in Florida following that state's repeal of its intangibles tax after 2006. In connection with the decision to close and liquidate the Fund, the Fund is closed to new and subsequent investments effective as of the close of business March 5, 2010, except that the Fund may continue to accept systematic contributions from defined contribution and similar plans until such time as it is administratively feasible to terminate these arrangements.

The Fund will be closed and liquidated on or about March 30, 2010 (the "Liquidation Date"). If you still hold shares of the Fund on the Liquidation Date, we will automatically redeem your shares for cash and remit the proceeds to you (via check or wire) based on the instructions listed on your account.

If you participate in an Automatic Investment Plan, automatic deductions will no longer be made from your bank account on or after March 5, 2010. If you participate in a Systematic Withdrawal Plan, automatic withdrawals will no longer be made from your Fund account after the Liquidation Date.

As shareholders redeem shares of the Fund between the date of this supplement and the Liquidation Date, the Fund may not be able to continue to invest its assets in accordance with its stated investment policies. Accordingly, the Fund may deviate from its stated investment policies during the period between the date of this supplement and the Liquidation Date.

The sale or liquidation of your shares will generally be a taxable event. You should consult your personal tax advisor concerning your particular tax situation.

You may obtain additional information by calling Touchstone at 1-800-543-0407.


              303 Broadway o Suite 1100 o Cincinnati, OH 45202-4203
                Ph: 800.543.0407 o www.TouchstoneInvestments.com

        Touchstone Funds are distributed by Touchstone Securities, Inc.*
              *A registered broker-dealer and member FINRA and SIPC
                A Member of Western & Southern Financial Group(R)


               Please retain this Supplement for future reference.